The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2022

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q22 vs.				YTD22 vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Selected income statement data
Fee and other revenue	$3,353	$3,430	$3,228	$3,338	$3,394	(2)%	(1)%	$10,011	$9,975	—%
Net interest revenue	926	824	698	677	641	12	44	2,448	1,941	26
Total revenue	4,279	4,254	3,926	4,015	4,035	1	6	12,459	11,916	5
Provision for credit losses	(30)	47	2	(17)	(45)	N/M	N/M	19	(214)	N/M
Noninterest expense	3,679	3,112	3,006	2,967	2,918	18	26	9,797	8,547	15
Income before income taxes	630	1,095	918	1,065	1,162	(42)	(46)	2,643	3,583	(26)
Provision for income taxes	242	231	153	196	219	5	11	626	681	(8)
Net income	$388	$864	$765	$869	$943	(55)%	(59)%	$2,017	$2,902	(30)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$319	$835	$699	$822	$881	(62)%	(64)%	$1,853	$2,730	(32)%
Diluted earnings per common share	$0.39	$1.03	$0.86	$1.01	$1.04	(62)%	(63)%	$2.28	$3.14	(27)%
Average common shares and equivalents outstanding – diluted (in thousands)	814,516	813,590	813,986	817,345	849,028	—%	(4)%	814,214	869,324	(6)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	15%	26%	23%	27%	29%			21%	30%
Return on common equity	3.5%	9.3%	7.6%	8.6%	8.8%			6.8%	9.1%
Return on tangible common equity – Non-GAAP (a)	7.5%	19.2%	15.4%	17.2%	16.8%			14.0%	17.1%
Non-U.S. revenue as a percentage of total revenue	35%	36%	35%	38%	38%			35%	38%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$42.2	$43.0	$45.5	$46.7	$45.3	(2)%	(7)%
Assets under management (“AUM”) (in trillions)	$1.78	$1.94	$2.27	$2.43	$2.31	(8)%	(23)%
Full-time employees	51,100	50,800	49,600	49,100	48,900	1%	4%
Book value per common share	$43.18	$44.73	$45.76	$47.50	$47.30
Tangible book value per common share – Non-GAAP (a)	$21.55	$22.02	$22.76	$24.31	$24.88
Cash dividends per common share	$0.37	$0.34	$0.34	$0.34	$0.34
Common dividend payout ratio	95%	33%	40%	34%	34%
Closing stock price per common share	$38.52	$41.71	$49.63	$58.08	$51.84
Market capitalization	$31,135	$33,706	$40,091	$46,705	$42,811
Common shares outstanding (in thousands)	808,280	808,103	807,798	804,145	825,821

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	10.0%	10.0%	10.1%	11.2%	11.7%
Tier 1 capital ratio	12.8%	12.8%	12.9%	14.0%	14.4%
Total capital ratio	13.7%	13.6%	13.7%	14.9%	15.2%
Tier 1 leverage ratio	5.4%	5.2%	5.3%	5.5%	5.7%
Supplementary leverage ratio ("SLR")	6.3%	6.2%	6.2%	6.6%	7.0%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at Sep. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022, Dec. 31, 2021, and Sept. 30, 2021.

(c) Regulatory capital ratios for Sept. 30, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						3Q22 vs.				YTD22 vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Revenue
Investment services fees	$2,157	$2,206	$1,993	$2,061	$2,091	(2)%	3%	$6,356	$6,223	2%
Investment management and performance fees	800	833	883	896	913	(4)	(12)	2,516	2,692	(7)
Foreign exchange revenue	203	222	207	199	185	(9)	10	632	600	5
Financing-related fees	43	44	45	47	48	(2)	(10)	132	147	(10)
Distribution and servicing fees	33	34	30	28	28	(3)	18	97	84	15
Total fee revenue	3,236	3,339	3,158	3,231	3,265	(3)	(1)	9,733	9,746	—
Investment and other revenue	117	91	70	107	129	N/M	N/M	278	229	N/M
Total fee and other revenue	3,353	3,430	3,228	3,338	3,394	(2)	(1)	10,011	9,975	—
Net interest revenue	926	824	698	677	641	12	44	2,448	1,941	26
Total revenue	4,279	4,254	3,926	4,015	4,035	1	6	12,459	11,916	5
Provision for credit losses	(30)	47	2	(17)	(45)	N/M	N/M	19	(214)	N/M
Noninterest expense
Staff	1,673	1,623	1,702	1,633	1,584	3	6	4,998	4,704	6
Software and equipment	421	405	399	379	372	4	13	1,225	1,099	11
Professional, legal and other purchased services	363	379	370	390	363	(4)	—	1,112	1,069	4
Sub-custodian and clearing	124	131	118	120	129	(5)	(4)	373	385	(3)
Net occupancy	124	125	122	133	120	(1)	3	371	365	2
Distribution and servicing	88	90	79	75	76	(2)	16	257	223	15
Bank assessment charges	35	37	35	30	34	(5)	3	107	103	4
Business development	34	43	30	44	22	(21)	55	107	63	70
Goodwill impairment	680	—	—	—	—	N/M	N/M	680	—	N/M
Amortization of intangible assets	17	17	17	19	19	—	(11)	51	63	(19)
Other	120	262	134	144	199	(54)	(40)	516	473	9
Total noninterest expense	3,679	3,112	3,006	2,967	2,918	18	26	9,797	8,547	15
Income before income taxes	630	1,095	918	1,065	1,162	(42)	(46)	2,643	3,583	(26)
Provision for income taxes	242	231	153	196	219	5	11	626	681	(8)
Net income	388	864	765	869	943	(55)	(59)	2,017	2,902	(30)
Net loss (income) attributable to noncontrolling interests	—	5	8	(6)	4	N/M	N/M	13	(6)	N/M
Preferred stock dividends	(69)	(34)	(74)	(41)	(66)	N/M	N/M	(177)	(166)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$319	$835	$699	$822	$881	(62)%	(64)%	$1,853	$2,730	(32)%

Average common shares and equivalents outstanding: Basic	811,304	810,903	809,469	811,463	844,088	—%	(4)%	810,703	865,374	(6)%
Diluted	814,516	813,590	813,986	817,345	849,028	—%	(4)%	814,214	869,324	(6)%

Earnings per common share: Basic	$0.39	$1.03	$0.86	$1.01	$1.04	(62)%	(63)%	$2.29	$3.15	(27)%
Diluted	$0.39	$1.03	$0.86	$1.01	$1.04	(62)%	(63)%	$2.28	$3.14	(27)%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2022			2021
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$4,707	$5,185	$6,143	$6,061	$6,752
Interest-bearing deposits with the Federal Reserve and other central banks	107,427	125,372	135,691	102,467	126,959
Interest-bearing deposits with banks	13,890	16,639	18,268	16,630	20,057
Federal funds sold and securities purchased under resale agreements	23,483	22,940	27,131	29,607	28,497
Securities	144,181	150,844	153,396	158,705	157,274
Trading assets	12,650	10,759	14,703	16,577	17,854
Loans	69,829	69,347	68,052	67,787	64,328
Allowance for loan losses	(164)	(181)	(171)	(196)	(233)
Net loans	69,665	69,166	67,881	67,591	64,095
Premises and equipment	3,311	3,354	3,359	3,431	3,422
Accrued interest receivable	723	548	467	457	464
Goodwill	16,412	17,271	17,462	17,512	17,420
Intangible assets	2,902	2,934	2,968	2,991	2,941
Other assets	28,602	27,609	26,342	22,409	24,798
Total assets	$427,953	$452,621	$473,811	$444,438	$470,533
Liabilities
Deposits	$301,989	$325,813	$345,565	$319,694	$343,139
Federal funds purchased and securities sold under repurchase agreements	11,339	11,434	13,181	11,566	11,973
Trading liabilities	7,494	5,595	5,587	5,469	5,152
Payables to customers and broker-dealers	23,741	25,769	26,608	25,150	26,002
Other borrowed funds	357	520	312	749	767
Accrued taxes and other expenses	5,316	5,011	4,534	5,767	5,609
Other liabilities	10,001	9,724	10,626	6,721	8,796
Long-term debt	27,820	27,610	25,246	25,931	25,043
Total liabilities	388,057	411,476	431,659	401,047	426,481
Temporary equity
Redeemable noncontrolling interests	152	154	155	161	178
Permanent equity
Preferred stock	4,838	4,838	4,838	4,838	4,541
Common stock	14	14	14	14	14
Additional paid-in capital	28,374	28,316	28,258	28,128	28,075
Retained earnings	37,660	37,644	37,088	36,667	36,125
Accumulated other comprehensive loss, net of tax	(6,627)	(5,307)	(3,881)	(2,213)	(2,003)
Less: Treasury stock, at cost	(24,522)	(24,521)	(24,518)	(24,400)	(23,151)
Total The Bank of New York Mellon Corporation shareholders’ equity	39,737	40,984	41,799	43,034	43,601
Nonredeemable noncontrolling interests of consolidated investment management funds	7	7	198	196	273
Total permanent equity	39,744	40,991	41,997	43,230	43,874
Total liabilities, temporary equity and permanent equity	$427,953	$452,621	$473,811	$444,438	$470,533

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q22 vs.				YTD22 vs.
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Investment services fees	$2,157	$2,206	$1,993	$2,061	$2,091	(2)%	3%	$6,356	$6,223	2%
Investment management and performance fees:
Investment management fees (a)	790	828	849	864	892	(5)	(11)	2,467	2,617	(6)
Performance fees	10	5	34	32	21	N/M	(52)	49	75	(35)
Total investment management and performance fees (b)	800	833	883	896	913	(4)	(12)	2,516	2,692	(7)
Foreign exchange revenue	203	222	207	199	185	(9)	10	632	600	5
Financing-related fees	43	44	45	47	48	(2)	(10)	132	147	(10)
Distribution and servicing fees	33	34	30	28	28	(3)	18	97	84	15
Total fee revenue	3,236	3,339	3,158	3,231	3,265	(3)	(1)	9,733	9,746	—
Investment and other revenue:
(Loss) income from consolidated investment management funds	(7)	(24)	(20)	9	(7)	N/M	N/M	(51)	23	N/M
Seed capital (losses) gains (c)	(11)	(24)	(8)	12	7	N/M	N/M	(43)	28	N/M
Other trading revenue (loss)	65	45	5	(6)	20	N/M	N/M	115	12	N/M
Renewable energy investment (losses)	(44)	(44)	(44)	(37)	(42)	N/M	N/M	(132)	(164)	N/M
Corporate/bank-owned life insurance	32	28	33	45	33	N/M	N/M	93	95	N/M
Other investments gains (d)	13	78	61	55	70	N/M	N/M	152	104	N/M
Disposal gains	37	—	—	—	7	N/M	N/M	37	13	N/M
Expense reimbursements from joint venture	27	26	27	23	25	N/M	N/M	80	73	N/M
Other income	4	6	12	5	14	N/M	N/M	22	41	N/M
Net securities gains	1	—	4	1	2	N/M	N/M	5	4	N/M
Total investment and other revenue	117	91	70	107	129	N/M	N/M	278	229	N/M
Total fee and other revenue	$3,353	$3,430	$3,228	$3,338	$3,394	(2)%	(1)%	$10,011	$9,975	—%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 8% compared with 3Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q22		2Q22		1Q22		4Q21		3Q21
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$91,836	1.23%	$102,844	0.38%	$100,303	0.01%	$105,065	(0.06)%	$108,110	(0.07)%
Interest-bearing deposits with banks	16,298	1.62	18,097	0.74	17,181	0.33	18,818	0.23	20,465	0.22
Federal funds sold and securities purchased under resale agreements (a)	22,971	5.55	24,212	1.91	27,006	0.56	27,780	0.45	29,304	0.44
Loans	68,082	3.39	69,036	2.15	66,810	1.57	64,650	1.55	61,206	1.55
Securities:
U.S. government obligations	40,829	1.75	41,267	1.07	40,868	0.74	39,169	0.73	36,255	0.73
U.S. government agency obligations	62,819	1.91	64,939	1.59	67,055	1.46	69,691	1.35	70,199	1.34
State and political subdivisions (b)	1,982	2.39	2,065	2.13	2,337	2.16	2,569	2.11	2,628	2.07
Other securities (b)	42,642	1.90	43,635	1.31	45,541	1.02	47,493	0.97	47,334	0.94
Total investment securities (b)	148,272	1.87	151,906	1.37	155,801	1.15	158,922	1.10	156,416	1.09
Trading securities (b)	4,603	3.06	4,687	1.91	6,085	1.43	6,447	0.93	5,564	0.53
Total securities (b)	152,875	1.91	156,593	1.39	161,886	1.16	165,369	1.09	161,980	1.07
Total interest-earning assets (b)	$352,062	2.24%	$370,782	1.25%	$373,186	0.84%	$381,682	0.76%	$381,065	0.73%
Noninterest-earning assets	63,608		66,841		67,016		67,956		65,696
Total assets	$415,670		$437,623		$440,202		$449,638		$446,761

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$203,659	0.95%	$219,124	0.16%	$223,243	(0.07)%	$231,086	(0.08)%	$233,363	(0.08)%
Federal funds purchased and securities sold under repurchase agreements (a)	12,297	8.05	12,610	2.47	12,864	0.36	12,421	0.07	13,415	0.08
Trading liabilities	3,550	2.52	3,231	1.25	3,372	0.53	3,019	0.28	2,821	0.11
Other borrowed funds	504	1.15	437	2.14	458	2.36	517	1.80	383	2.53
Commercial paper	5	2.34	5	1.61	4	0.09	—	—	11	0.07
Payables to customers and broker-dealers	18,030	1.07	16,592	0.21	16,661	0.01	16,414	(0.01)	16,648	(0.01)
Long-term debt	28,449	3.43	26,195	2.22	25,588	1.53	25,932	1.36	25,751	1.39
Total interest-bearing liabilities	$266,494	1.57%	$278,194	0.48%	$282,190	0.11%	$289,389	0.07%	$292,392	0.07%
Total noninterest-bearing deposits	84,804		91,893		90,179		91,535		85,581
Other noninterest-bearing liabilities	23,547		26,354		25,419		25,481		24,164
Total The Bank of New York Mellon Corporation shareholders’ equity	40,780		41,037		42,201		42,968		44,296
Noncontrolling interests	45		145		213		265		328
Total liabilities and equity	$415,670		$437,623		$440,202		$449,638		$446,761
Net interest margin		1.05%		0.89%		0.75%		0.71%		0.67%
Net interest margin (FTE) – Non-GAAP (c)		1.05%		0.89%		0.76%		0.71%		0.68%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $35 billion for 3Q22, $33 billion for 2Q22, $53 billion for 1Q22, $54 billion for 4Q21 and $47 billion for 3Q21. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 2.21% for 3Q22, 0.80% for 2Q22, 0.19% for 1Q22, 0.15% for 4Q21 and 0.17% for 3Q21. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 2.11% for 3Q22, 0.68% for 2Q22, 0.07% for 1Q22, 0.01% for 4Q21 and 0.02% for 3Q21. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2022			2021
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$16,726	$17,067	$17,579	$18,746	$19,844
Tier 1 capital	21,494	21,824	22,335	23,485	24,292
Total capital	23,008	23,366	23,835	24,972	25,816
Risk-weighted assets	167,276	169,710	173,629	167,608	169,216

CET1 ratio	10.0%	10.1%	10.1%	11.2%	11.7%
Tier 1 capital ratio	12.8	12.9	12.9	14.0	14.4
Total capital ratio	13.8	13.8	13.7	14.9	15.3

Advanced Approaches:
CET1 capital	$16,726	$17,067	$17,579	$18,746	$19,844
Tier 1 capital	21,494	21,824	22,335	23,485	24,292
Total capital	22,757	23,112	23,582	24,722	25,534
Risk-weighted assets	165,739	169,919	169,091	165,067	167,607

CET1 ratio	10.1%	10.0%	10.4%	11.4%	11.8%
Tier 1 capital ratio	13.0	12.8	13.2	14.2	14.5
Total capital ratio	13.7	13.6	13.9	15.0	15.2

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$397,427	$418,467	$420,778	$430,102	$427,461
Tier 1 leverage ratio	5.4%	5.2%	5.3%	5.5%	5.7%

SLR:
Leverage exposure	$340,312	$351,552	$361,464	$354,033	$347,856
SLR	6.3%	6.2%	6.2%	6.6%	7.0%

Average liquidity coverage ratio	116%	111%	109%	109%	111%
(a) Regulatory capital ratios for Sept. 30, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q22 vs.				YTD22 vs.
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Revenue:
Investment services fees:
Asset Servicing	$953	$995	$999	$984	$979	(4)%	(3)%	$2,947	$2,892	2%
Issuer Services	288	309	141	253	281	(7)	2	738	808	(9)
Total investment services fees	1,241	1,304	1,140	1,237	1,260	(5)	(2)	3,685	3,700	—
Foreign exchange revenue	132	155	148	148	125	(15)	6	435	426	2
Other fees (a)	52	54	41	28	30	(4)	73	147	85	73
Total fee revenue	1,425	1,513	1,329	1,413	1,415	(6)	1	4,267	4,211	1
Investment and other revenue	111	36	74	53	73	N/M	N/M	221	141	N/M
Total fee and other revenue	1,536	1,549	1,403	1,466	1,488	(1)	3	4,488	4,352	3
Net interest revenue	538	457	377	367	349	18	54	1,372	1,059	30
Total revenue	2,074	2,006	1,780	1,833	1,837	3	13	5,860	5,411	8
Provision for credit losses	(6)	13	(10)	(7)	(19)	N/M	N/M	(3)	(127)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,549	1,647	1,502	1,481	1,535	(6)	1	4,698	4,339	8
Amortization of intangible assets	8	9	8	9	8	(11)	—	25	23	9
Total noninterest expense	1,557	1,656	1,510	1,490	1,543	(6)	1	4,723	4,362	8
Income before income taxes	$523	$337	$280	$350	$313	55%	67%	$1,140	$1,176	(3)%

Total revenue by line of business:
Asset Servicing	$1,596	$1,534	$1,512	$1,456	$1,437	4%	11%	$4,642	$4,243	9%
Issuer Services	478	472	268	377	400	1	20	1,218	1,168	4
Total revenue by line of business	$2,074	$2,006	$1,780	$1,833	$1,837	3%	13%	$5,860	$5,411	8%

Financial ratios:
Pre-tax operating margin	25%	17%	16%	19%	17%			19%	22%

Memo: Securities lending revenue (b)	$48	$45	$39	$45	$45	7%	7%	$132	$128	3%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q22 vs.				YTD22 vs.
(dollars in millions, unless otherwise noted)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Selected balance sheet data:
Average loans	$11,573	$11,386	$10,150	$9,764	$8,389	2%	38%	$11,042	$8,416	31%
Average assets (a)	$203,063	$219,797	$220,889	$229,511	$226,930	(8)%	(11)%	$214,518	$228,714	(6)%
Average deposits	$176,328	$191,191	$192,156	$200,272	$198,680	(8)%	(11)%	$186,500	$200,553	(7)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$30.0	$31.0	$33.7	$34.6	$33.8	(3)%	(11)%
Market value of securities on loan at period end (in billions) (d)	$435	$441	$449	$447	$443	(1)%	(2)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2022 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.4 trillion at Sept. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022, Dec. 31, 2021 and Sept. 30, 2021.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $75 billion at Sept. 30, 2022, $70 billion at June 30, 2022, $78 billion at March 31, 2022, $71 billion at Dec. 31, 2021 and $68 billion at Sept. 30, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q22 vs.				YTD22 vs.
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Revenue:
Investment services fees:
Pershing	$494	$479	$433	$412	$427	3%	16%	$1,406	$1,325	6%
Treasury Services	173	176	170	170	168	(2)	3	519	492	5
Clearance and Collateral Management	239	240	243	236	228	—	5	722	682	6
Total investment services fees	906	895	846	818	823	1	10	2,647	2,499	6
Foreign exchange revenue	20	22	26	21	23	(9)	(13)	68	67	1
Other fees (a)	49	46	34	31	31	7	58	129	100	29
Total fee revenue	975	963	906	870	877	1	11	2,844	2,666	7
Investment and other revenue	14	11	—	6	13	N/M	N/M	25	41	N/M
Total fee and other revenue	989	974	906	876	890	2	11	2,869	2,707	6
Net interest revenue	378	340	296	297	283	11	34	1,014	861	18
Total revenue	1,367	1,314	1,202	1,173	1,173	4	17	3,883	3,568	9
Provision for credit losses	(1)	4	(2)	(3)	(16)	N/M	N/M	1	(64)	N/M
Noninterest expense (ex. amortization of intangible assets)	735	700	706	670	665	5	11	2,141	1,985	8
Amortization of intangible assets	2	2	2	4	3	—	(33)	6	17	(65)
Total noninterest expense	737	702	708	674	668	5	10	2,147	2,002	7
Income before income taxes	$631	$608	$496	$502	$521	4%	21%	$1,735	$1,630	6%

Total revenue by line of business:
Pershing	$658	$636	$570	$553	$566	3%	16%	$1,864	$1,761	6%
Treasury Services	390	373	338	331	326	5	20	1,101	962	14
Clearance and Collateral Management	319	305	294	289	281	5	14	918	845	9
Total revenue by line of business	$1,367	$1,314	$1,202	$1,173	$1,173	4%	17%	$3,883	$3,568	9%

Financial ratios:
Pre-tax operating margin	46%	46%	41%	43%	44%			45%	46%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q22 vs.				YTD22 vs.
(dollars in millions, unless otherwise noted)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Selected balance sheet data:
Average loans	$40,882	$42,391	$42,113	$40,812	$39,041	(4)%	5%	$41,791	$37,513	11%
Average assets (a)	$138,204	$141,952	$141,183	$143,816	$143,630	(3)%	(4)%	$140,435	$145,562	(4)%
Average deposits	$90,612	$94,716	$95,704	$100,653	$101,253	(4)%	(11)%	$93,658	$103,720	(10)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$12.0	$11.8	$11.6	$11.8	$11.2	2%	7%

Pershing
AUC/A at period end (in trillions) (b)	$2.1	$2.2	$2.5	$2.6	$2.6	(5)%	(19)%
Net new assets (U.S. platform) (in billions) (d)	$45	$16	$18	$69	$13	N/M	N/M
Average active clearing accounts (in thousands)	7,466	7,432	7,432	7,334	7,259	—%	3%

Treasury Services
Average daily U.S. dollar payment volumes	234,468	237,763	240,403	245,634	232,144	(1)%	1%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,457	$5,207	$5,026	$4,972	$4,516	5%	21%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2022 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						3Q22 vs.				YTD22 vs.
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
Revenue:
Investment management fees	$788	$825	$848	$864	$893	(4)%	(12)%	$2,461	$2,619	(6)%
Performance fees	10	5	34	32	21	N/M	(52)	49	75	(35)
Investment management and performance fees (a)	798	830	882	896	914	(4)	(13)	2,510	2,694	(7)
Distribution and servicing fees	55	51	32	28	28	8	96	138	84	64
Other fees (b)	(45)	(31)	1	22	20	N/M	N/M	(75)	58	N/M
Total fee revenue	808	850	915	946	962	(5)	(16)	2,573	2,836	(9)
Investment and other revenue (c)	(3)	(13)	(8)	23	23	N/M	N/M	(24)	44	N/M
Total fee and other revenue (c)	805	837	907	969	985	(4)	(18)	2,549	2,880	(11)
Net interest revenue	57	62	57	51	47	(8)	21	176	142	24
Total revenue	862	899	964	1,020	1,032	(4)	(16)	2,725	3,022	(10)
Provision for credit losses	3	—	(3)	(6)	(7)	N/M	N/M	—	(7)	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	669	685	748	741	684	(2)	(2)	2,102	2,055	2
Goodwill impairment	680	—	—	—	—	N/M	N/M	680	—	N/M
Amortization of intangible assets	7	6	7	7	7	17	—	20	22	(9)
Total noninterest expense	1,356	691	755	748	691	96	96	2,802	2,077	35
(Loss) income before income taxes	$(497)	$208	$212	$278	$348	(339)%	(243)%	$(77)	$952	(108)%

Total revenue by line of business:
Investment Management	$579	$603	$658	$709	$727	(4)%	(20)%	$1,840	$2,125	(13)%
Wealth Management	283	296	306	311	305	(4)	(7)	885	897	(1)
Total revenue by line of business	$862	$899	$964	$1,020	$1,032	(4)%	(16)%	$2,725	$3,022	(10)%

Financial ratios:
Pre-tax operating margin	(57)%	23%	22%	27%	34%			(3)%	31%
Adjusted pre-tax operating margin – Non-GAAP (d)	(64)%	26%	24%	29%	36%			(3)%	34%

Selected balance sheet data:
Average loans	$14,482	$14,087	$13,228	$12,737	$12,248	3%	18%	$13,937	$11,912	17%
Average assets (e)	$29,996	$33,668	$35,629	$31,306	$30,195	(11)%	(1)%	$33,077	$30,870	7%
Average deposits	$17,225	$20,802	$22,501	$18,374	$17,270	(17)%	—%	$20,157	$17,964	12%
(a) On a constant currency basis, investment management and performance fees decreased 8% (Non-GAAP) compared with 3Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q22 vs.				YTD22 vs.
(dollars in billions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	YTD22	YTD21	YTD21
AUM by product type (a)(b):
Equity	$125	$139	$168	$187	$180	(10)%	(31)%
Fixed income	205	226	248	267	269	(9)	(24)
Index	366	387	440	467	436	(5)	(16)
Liability-driven investments	546	641	812	890	843	(15)	(35)
Multi-asset and alternative investments	181	188	215	228	218	(4)	(17)
Cash	353	356	383	395	364	(1)	(3)
Total AUM	$1,776	$1,937	$2,266	$2,434	$2,310	(8)%	(23)%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,937	$2,266	$2,434	$2,310	$2,320			$2,434	$2,211
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(4)	(4)	(4)	(5)			(13)	(8)
Fixed income	(3)	(1)	(5)	—	1			(9)	17
Liability-driven investments	30	12	17	1	16			59	35
Multi-asset and alternative investments	2	(5)	(4)	1	(2)			(7)	(3)
Total long-term active strategies inflows (outflows)	24	2	4	(2)	10			30	41
Index	(1)	12	(5)	(2)	(3)			6	(5)
Total long-term strategies inflows (outflows)	23	14	(1)	(4)	7			36	36
Short-term strategies:
Cash	(2)	(26)	(11)	31	7			(39)	39
Total net inflows (outflows)	21	(12)	(12)	27	14			(3)	75
Net market impact	(118)	(241)	(130)	96	4			(489)	47
Net currency impact	(64)	(76)	(26)	1	(28)			(166)	(23)
Ending balance of AUM	$1,776	$1,937	$2,266	$2,434	$2,310	(8)%	(23)%	$1,776	$2,310	(23)%

Wealth Management client assets (a)(c)	$256	$264	$305	$321	$307	(3)%	(17)%
(a) Sept. 30, 2022 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	YTD22	YTD21
Revenue:
Fee revenue	$28	$13	$8	$2	$12	$49	$34
Investment and other revenue	(5)	62	12	19	23	69	(4)
Total fee and other revenue	23	75	20	21	35	118	30
Net interest (expense)	(47)	(35)	(32)	(38)	(38)	(114)	(121)
Total revenue	(24)	40	(12)	(17)	(3)	4	(91)
Provision for credit losses	(26)	30	17	(1)	(3)	21	(16)
Noninterest expense	29	63	33	55	16	125	106
(Loss) before taxes	$(27)	$(53)	$(62)	$(71)	$(16)	$(142)	$(181)

Selected balance sheet data:
Average loans and leases	$1,145	$1,172	$1,319	$1,337	$1,528	$1,210	$1,680
Average assets	$44,407	$42,206	$42,501	$45,005	$46,006	$43,044	$47,960

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2022		3Q22 change in unrealized gain (loss)	Sept. 30, 2022			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
U.S. Treasury	$42,547		$(426)	$41,617	$40,031		96%	$(1,586)		56%	100%	—%	—%	—%	—%
Agency RMBS	42,241		(1,839)	44,081	39,035		89	(5,046)		15	100	—	—	—	—
Agency commercial MBS	12,257		(294)	12,840	12,005		93	(835)		41	100	—	—	—	—
Sovereign debt/sovereign guaranteed	12,577		(259)	12,280	11,697		95	(583)		20	88	5	6	1	—
Supranational	7,949		(112)	8,429	8,135		97	(294)		62	100	—	—	—	—
CLOs	6,046		(43)	6,408	6,181		96	(227)		100	99	—	—	—	1
U.S. government agencies	5,671		(186)	6,386	5,807		91	(579)		35	100	—	—	—	—
Foreign covered bonds	5,831		(74)	5,546	5,293		95	(253)		54	100	—	—	—	—
Non-agency commercial MBS	3,045		(69)	3,270	2,976		91	(294)		52	100	—	—	—	—
Foreign government agencies	2,599		(20)	2,509	2,404		96	(105)		29	92	8	—	—	—
Non-agency RMBS	2,346		(62)	2,306	2,143		93	(163)		50	85	3	—	8	4
State and political subdivisions	2,049		(59)	2,200	1,914		87	(286)		25	90	9	—	—	1
Other asset-backed securities	1,668		(26)	1,594	1,465		92	(129)		19	100	—	—	—	—
Corporate bonds	1,342		(26)	1,409	1,270		90	(139)		47	17	68	15	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$148,169	(d)	$(3,495)	$150,876	$140,357	(d)(e)	93%	$(10,519)	(d)(f)	40%	98%	1%	1%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $1,764 million at June 30, 2022 and $2,948 million at Sept. 30, 2022.
(e) The fair value of available-for-sale securities totaled $89,872 million at Sept. 30, 2022, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $50,485 million at Sept. 30, 2022, or 36% of the fair value of the securities portfolio, net of hedges.

(f) At Sept. 30, 2022, net unrealized losses of $3,747 million related to available-for-sale securities, net of hedges, and $6,772 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,387 million at Sept. 30, 2022 and the amortization of that net purchase premium was $81 million in 3Q22.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2022			2021
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$181	$171	$196	$233	$269
Allowance for lending-related commitments	62	53	45	40	50
Allowance for other financial instruments (a)	67	39	19	18	16
Allowance for credit losses – beginning of period	$310	$263	$260	$291	$335

Net (charge-offs) recoveries:
Charge-offs	(1)	(1)	—	(16)	—
Recoveries	1	1	1	2	1
Total net (charge-offs) recoveries	—	—	1	(14)	1
Provision for credit losses (b)	(30)	47	2	(17)	(45)
Allowance for credit losses – end of period	$280	$310	$263	$260	$291

Allowance for credit losses – end of period:
Allowance for loan losses	$164	$181	$171	$196	$233
Allowance for lending-related commitments	72	62	53	45	40
Allowance for other financial instruments (a)	44	67	39	19	18
Allowance for credit losses – end of period	$280	$310	$263	$260	$291

Allowance for loan losses as a percentage of total loans	0.23%	0.26%	0.25%	0.29%	0.36%

Nonperforming assets	$107	$114	$119	$120	$108
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	YTD22	YTD21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$319	$835	$699	$822	$881	$1,853	$2,730
Add: Amortization of intangible assets	17	17	17	19	19	51	63
Less: Tax impact of amortization of intangible assets	4	4	4	5	4	12	15
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$332	$848	$712	$836	$896	$1,892	$2,778

Average common shareholders’ equity	$35,942	$36,199	$37,363	$37,941	$39,755	$36,483	$40,286
Less: Average goodwill	17,189	17,347	17,490	17,481	17,474	17,341	17,495
Average intangible assets	2,922	2,949	2,979	2,988	2,953	2,950	2,976
Add: Deferred tax liability – tax deductible goodwill	1,175	1,187	1,184	1,178	1,173	1,175	1,173
Deferred tax liability – intangible assets	660	668	673	676	673	660	673
Average tangible common shareholders’ equity – Non-GAAP	$17,666	$17,758	$18,751	$19,326	$21,174	$18,027	$21,661

Return on common equity – GAAP	3.5%	9.3%	7.6%	8.6%	8.8%	6.8%	9.1%
Return on tangible common equity – Non-GAAP	7.5%	19.2%	15.4%	17.2%	16.8%	14.0%	17.1%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2022			2021
(dollars in millions, except common shares and unless otherwise noted)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$39,737	$40,984	$41,799	$43,034	$43,601
Less: Preferred stock	4,838	4,838	4,838	4,838	4,541
BNY Mellon common shareholders’ equity at period end – GAAP	34,899	36,146	36,961	38,196	39,060
Less: Goodwill	16,412	17,271	17,462	17,512	17,420
Intangible assets	2,902	2,934	2,968	2,991	2,941
Add: Deferred tax liability – tax deductible goodwill	1,175	1,187	1,184	1,178	1,173
Deferred tax liability – intangible assets	660	668	673	676	673
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$17,420	$17,796	$18,388	$19,547	$20,545

Period-end common shares outstanding (in thousands)	808,280	808,103	807,798	804,145	825,821

Book value per common share – GAAP	$43.18	$44.73	$45.76	$47.50	$47.30
Tangible book value per common share – Non-GAAP	$21.55	$22.02	$22.76	$24.31	$24.88

Net interest margin reconciliation
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21
Net interest revenue – GAAP	$926	$824	$698	$677	$641
Add: Tax equivalent adjustment	3	3	3	4	3
Net interest revenue (FTE) – Non-GAAP	$929	$827	$701	$681	$644

Average interest-earning assets	$352,062	$370,782	$373,186	$381,682	$381,065

Net interest margin – GAAP (a)	1.05%	0.89%	0.75%	0.71%	0.67%
Net interest margin (FTE) – Non-GAAP (a)	1.05%	0.89%	0.76%	0.71%	0.68%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	3Q22	2Q22	1Q22	4Q21	3Q21	YTD22	YTD21
Income before income taxes – GAAP	$(497)	$208	$212	$278	$348	$(77)	$952

Total revenue – GAAP	$862	$899	$964	$1,020	$1,032	$2,725	$3,022
Less: Distribution and servicing expense	88	91	79	75	76	258	225
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$774	$808	$885	$945	$956	$2,467	$2,797

Pre-tax operating margin – GAAP (a)	(57)%	23%	22%	27%	34%	(3)%	31%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	(64)%	26%	24%	29%	36%	(3)%	34%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q22 vs.
(dollars in millions)	3Q22	3Q21	3Q21
Consolidated:
Investment management and performance fees – GAAP	$800	$913	(12)%
Impact of changes in foreign currency exchange rates	—	(48)
Adjusted investment management and performance fees – Non-GAAP	$800	$865	(8)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$798	$914	(13)%
Impact of changes in foreign currency exchange rates	—	(48)
Adjusted investment management and performance fees – Non-GAAP	$798	$866	(8)%